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                                                                      EXHIBIT 21

                             LEVIATHAN SUBSIDIARIES
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Delos Offshore Company, L.L.C., a Delaware limited liability company

Ewing Bank Gathering Company, L.L.C., a Delaware limited liability company

Flextrend Development Company, L.L.C., a Delaware limited liability company

Green Canyon Pipe Line Company, L.L.C., a Delaware limited liability company

     West Cameron Dehydration Company, L.L.C., a Delaware limited liability company (50%)

Leviathan Oil Transport Systems, L.L.C., a Delaware limited liability company

Manta Ray Gathering Company, L.L.C., a Delaware limited liability company

Poseidon Pipeline Company, L.L.C., a Delaware limited liability company

     Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company (36%)

Sailfish Pipeline Company, L.L.C., a Delaware limited liability company

     Neptune Pipeline Company, L.L.C., a Delaware limited liability company (25.67%)

         Manta Ray Offshore Gathering Company, L.L.C., a Delaware limited liability company

         Nautilus Pipeline Company, L.L.C., a Delaware limited liability company

     Ocean Breeze Pipeline Company, L.L.C., a Delaware limited liability company (25.67%)

         Manta Ray Offshore Gathering Company, L.L.C., a Delaware limited liability company

         Nautilus Pipeline Company, L.L.C., a Delaware limited liability company

Stingray Holding, L.L.C., a Delaware limited liability company

     Stingray Pipeline Company, a Louisiana partnership (50%)

Tarpon Transmission Company, a Texas corporation

Texam Offshore Gas Transmission, L.L.C., a Delaware limited liability company

     Western Gulf Holdings, L.L.C., a Delaware limited liability company (20%)

         High Island Offshore System, L.L.C., a Delaware limited liability company

         East Breaks Gathering Company, L.L.C., a Delaware limited liability company

Transco Hydrocarbons Company, L.L.C., a Delaware limited liability company

     U-T Offshore System, a Delaware partnership (33 1/3%)

Transco Offshore Pipeline Company, L.L.C., a Delaware limited liability company

     Western Gulf Holdings, L.L.C., a Delaware limited liability company (20%)

         High Island Offshore System, L.L.C., a Delaware limited liability company

         East Breaks Gathering Company, L.L.C., a Delaware limited liability company

VK Deepwater Gathering Company, L.L.C., a Delaware limited liability company

     Viosca Knoll Gathering Company, a Delaware partnership (50%)

VK-Main Pass Gathering Company, L.L.C., a Delaware limited liability company
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